SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 14, 2020

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 8.01	Other Events

NanoViricides, Inc. (the “Registrant”) is furnishing this Current Report on Form 8-K to indicate it intends to rely on the Order of the Securities and Exchange Commission of March 25, 2020 (Release No. 34-88465) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable.

The Registrant is relying on the Order in connection with the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2020, as a result of the circumstances set forth below. The Registrant’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic.

The Registrant has been working diligently on development of therapeutics for the treatment of COVID-19, in addition to its current primary business activity of development of therapeutics against Shingles. While the Registrant’s employees and immediate families did not have any known incidences of COVID-19 infection, several of the registrant’s key employees have been on self-isolation from time to time, due to potential unintended exposure to likely COVID-19 cases. While such personnel continue to work remotely on matters such as documentation and paper research, the primary work of the Registrant is focused in the laboratory and such personnel are then unavailable to conduct such work. These absences have created a number of shortages of essential personnel needed to perform various operations for the Registrant including the preparation of the Registrant’s financial statements and management report. Additionally, the Registrant’s accounting staff has been unavailable from time to time due to self-isolation and other local travel and shelter-in-place restrictions.

Accordingly, in reliance upon the Order, the Registrant expects to file its Quarterly Report on Form 10-Q no later than 45 days after the due date of filing of May 15, 2020.

Pursuant to the Order, following are the Risk Factors disclosing the impact of COVID-19 onto the Registrant’s business and operations:

Risks Related to the COVID-19 Pandemic

The recent COVID-19 pandemic may adversely affect our business, and ability to file timely and accurate financial information.

While the complete impact on our business from the recent outbreak of the COVID-19 coronavirus is unknown at this time and difficult to predict, various aspects of our business are being adversely affected by it and may continue to be adversely affected.

As of the date hereof, COVID-19 has been declared a pandemic by the World Health Organization, has been declared a National Emergency by the United States Government and has resulted in several states being designated disaster zones. COVID-19 coronavirus caused significant volatility in global markets, including the market price of our securities. The spread of COVID-19 coronavirus has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted, and additional cities are considering, quarantining and “shelter-in-place” regulations which severely limit the ability of people to move and travel, and require non-essential businesses and organizations to close.

Thus far, these restrictions have adversely affected our results of operations and financial condition. A significant portion of the Registrant’s business, financial and governance operations are contracted with certain independent contractors and third-parties currently subject to “lock-down” orders or “shelter in place” recommendations related to the national health crisis created by the COVID-19 pandemic, including key people responsible for assisting the Registrant in the development of its financial statements. As a result of the travel and work restrictions stemming from the COVID-19 pandemic, the Registrant may be unable to fully review and certify certain financial statements that it needs to permit the Registrant to file timely and accurate quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2020, by the prescribed dates without undue hardship and expense to the Registrant.

Due to these factors, the registrant is unable to file the Form 10-Q for quarterly period ending March 31, 2020 on May 15, 2020.

The filing of an Investigational Drug Application for our first drug candidate, namely NV-HHV-101, may be delayed.

The IND application contains several sections that require information from different parties. In particular, completion of the information regarding the drug substance and drug product may be delayed due to specific personnel having been unavailable, or becoming unavailable in the near future, due to COVID-19 social distancing and self-isolation guidelines or illness. In addition, the development of clinical protocol section is experiencing delays due to the impact of COVID-19 pandemic on the design and conduct of clinical trials. While we are fortunate that we do not have any on-going clinical trials, we will need to take into account the effect of COVID-19 pandemic related issues in terms of the design and conduct of a clinical trial for shingles.

Risks Related to Securities Markets and Investments in Our Securities

General securities market uncertainties resulting from the COVID-19 pandemic.

Since the outset of the pandemic the US and worldwide national securities markets have undergone unprecedented stress due to the uncertainties of the pandemic and the resulting reactions and outcomes of government, business and the general population. These uncertainties have resulted in declines in all market sectors, increases in volumes due to flight to safety and governmental actions to support the markets. As a result, until the pandemic has stabilized, the markets may not be available to the Registrant for purposes of raising required capital. Should we not be able to obtain financing when required, in the amounts necessary to execute on our plans in full, or on terms which are economically feasible we may be unable to sustain the necessary capital to pursue our strategic plan and may have to reduce the planned future growth and scope of our operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that reflect the Registrant's current expectation regarding future events. Actual events could differ materially and substantially from those projected herein and depend on a number of factors. Certain statements in this release, and other written or oral statements made by NanoViricides, Inc. are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Registrant's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. The Registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the Registrant's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the Registrant from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Although it is not possible to predict or identify all such factors, they may include the following: demonstration and proof of principle in preclinical trials that a nanoviricide is safe and effective; successful development of our product candidates; our ability to seek and obtain regulatory approvals, including with respect to the indications we are seeking; the successful commercialization of our product candidates; and market acceptance of our products.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: May 14, 2020	By:	/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman, President